UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) November 21, 2003

BIG LOTS, INC.
(Exact name of registrant as specified in its charter)

Ohio	1-8897	06-1119097

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Phillipi Road, P.O. Box 28512, Columbus, Ohio	43228-5311

(Address of principal executive office)	(Zip Code)

(614) 278-6800
(Registrant’s telephone number, including area code)

Item 1.	Changes in Control of Registrant.	Not applicable

Item 2.	Acquisition or Disposition of Assets.	Not applicable

Item 3.	Bankruptcy or Receivership.	Not applicable

Item 4.	Changes in Registrant’s Certifying Accountant.	Not applicable

Item 5.	Other Events and Regulation FD Disclosure.	Not applicable

Item 6.	Resignations of Registrant’s Directors.	Not applicable

Item 7.	Financial Statements and Exhibits.

(a) None required

(b) None required

(c) Exhibits

Exhibit
Number	Description

99.1	Press release, dated November 19, 2003, issued by Big Lots, Inc.
99.2	Transcript of Big Lots, Inc. third quarter conference call, dated November 19, 2003

Item 8.	Change in Fiscal Year.	Not applicable

Item 9.	Regulation FD Disclosure.	Not applicable

Item 10.	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.	Not applicable

Item 11.	Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.	Not applicable

Item 12.	Results of Operations and Financial Condition.

On November 19, 2003, Big Lots, Inc. (“Company”) issued a press release and conducted a conference call setting forth the Company’s results of operations for the year-to-date and quarter ended November 1, 2003.

The press release and conference call included the following non-GAAP financial measures (as defined by Regulation G): (i) non-GAAP adjusted net income (loss) and (ii) non-GAAP adjusted net income (loss) per share. These non-GAAP financial measures exclude from the directly comparable GAAP measures a one-time after-tax charge recorded in the third quarter of fiscal 2003 related to the settlement of a national class action lawsuit concerning certain advertising practices of KB Toys, and a one-time after-tax charge recorded in the second quarter of fiscal 2003 related to the settlement of class action lawsuits concerning the calculation of earned overtime wages for certain of the Company’s former and current store managers and assistant managers in California. As required by Regulation G, the press release contains a reconciliation of the non-GAAP financial measures to the most directly comparable GAAP measures. The Company’s management believes that the disclosure of these non-GAAP financial measures provides useful information to investors because the non-GAAP financial measures present an alternative method for measuring the Company’s operating performance excluding non-recurring items that would normally be included in the most directly comparable GAAP financial measure and because management believes that the one-time after-tax charges are not indicative of the Company’s core operating results and the financial condition of the Company’s business. The Company has not incurred similar settlement costs of this magnitude in the past and does not anticipate being required to again in the future.

The Company’s management uses these non-GAAP financial measures along with the most directly comparable GAAP financial measures in evaluating the Company’s operating performance and as a measure of performance for incentive compensation purposes. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in compliance with GAAP, and non-GAAP financial measures as reported by the Company may not be comparable to similarly titled items reported by other companies.

A copy of the Company’s press release is attached to this Current Report on Form 8-K as Exhibit 99.1, and a copy of the transcript of the conference call is attached to this Current Report on Form 8-K as Exhibit 99.2. The information in Exhibits 99.1 and 99.2 is being furnished, not filed, under Item 12 of this Current Report on Form 8-K. By filing this Current Report on Form 8-K and furnishing this information, the Company is making no admission as to the materiality of any information in this Current Report, including the Exhibits.

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIG LOTS, INC.

By: /s/ Jeffrey G. Naylor Jeffrey G. Naylor Senior Vice President & Chief Financial Officer

Date: November 21, 2003